Vessels, net	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment [Abstract]
Vessels, net
4.	Vessels, net
An analysis of vessels, net is as follows:

	Vessel Cost	Accumulated depreciation	Net book value
Balance as at January 1, 2024	$292,065,147	$(111,217,895)	$180,847,252

Acquisitions and improvements	72,009,521	—	72,009,521

Disposal	(43,043,220)	299,940	(42,743,280)

Depreciation for the period	—	(8,235,069)	(8,235,069)

Balance as at June 30, 2024	$321,031,448	$(119,153,024)	$201,878,424

The additions during the six month period ended June 30, 2024 mainly relate to the acquisition of vessels “Aquadisiac” and “Gstaad Grace II (ex. Stealth Haralambos)” (Note 3).
The disposal during the six month period ended June 30, 2024 relates to the sale of vessel “Gstaad Grace II (ex. Stealth Haralambos)”. On April 17, 2024, the Company entered into a memorandum of agreement with an unrelated third party, for the disposal of the vessel “Gstaad Grace II (ex. Stealth Haralambos)” for an aggregate consideration of $42,000,000. The vessel was delivered to her new owners on April 26, 2024. Net loss recognized from the sale of the vessel “Gstaad Grace II (ex. Stealth Haralambos)”, which is included in the Company’s unaudited interim condensed consolidated statement of comprehensive income under the caption “Net loss on sale of vessel” for the six-month
period ended June 30, 2024, amounted to $1,589,702.
As of December 31, 2023 and June 30, 2024, the Company performed an impairment review of its vessels, due to the prevailing conditions in the shipping industry. An impairment loss amounting to $8,996,023 was identified and recorded for the year ended December 31, 2023 related to the
Spin-off
(Note 1). As the undiscounted net operating cash flows exceeded each vessel’s carrying value, for the two vessels whose fair value was below their carrying value, no impairment was recorded for the six-month
period ended June 30, 2024.